SECOND AMENDMENT TO PURCHASE AGREEMENT AND
                    JOINT ESCROW INSTRUCTIONS


     THIS SECOND AMENDMENT TO PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ("First Amendment") dated this 15th day of December, 1997, is entered into by and between PACIFIC LIFE INSURANCE COMPANY, a California corporation ("Seller") and WALDEN RESIDENTIAL PROPERTIES, INC., a Maryland corporation ("Buyer") on the terms and provisions set forth herein and under the following circumstances:

                         R E C I T A L S

     A. Seller and Buyer are parties to that certain Purchase Agreement and Joint Escrow Instructions dated November 10, 1997 (as previously amended, the "Purchase Agreement") for the purchase and sale of certain improved and multi-residential located in the City of Bedford, County of Tarrant, State of Texas, commonly known as "The Woods of Bedford Apartments", as more particularly described therein ("Property"). All capitalized terms used but not defined herein shall have the same meaning given such terms in the Purchase Agreement.

     B. Seller and Buyer now desire to reflect certain additional agreements with respect to the Purchase Price.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                            AGREEMENT

     1. Form of Audit Letter. Seller and Buyer acknowledge that the form of Audit Letter attached as Exhibit "B" to the Purchase Agreement had not yet been agreed upon by the parties at the time of execution of the Purchase Agreement, notwithstanding its attachment hereto. Therefore, the parties agree to use their commercially reasonable and good faith efforts to arrive at a form of Audit Letter acceptable to the parties not later than three (3) business days prior to the Review Contingency Date. The failure of the parties to so agreement shall not be deemed to be a default by either party under the Purchase Agreement. In the event Seller and Buyer agree on an acceptable form of Audit Letter on or prior to such date, each party shall insert the text of such form of Audit Letter agreeable to the parties as Exhibit "B" to the Purchase Agreement, in place of the Exhibit "B" attached to the Purchase Agreement at the time of execution. In the event the parties are unable to agree on an acceptable form of Audit Letter on or before such date, the approval or disapproval of the terms of Exhibit "B", as attached to the Purchase Agreement, or such other form of Audit Letter as the parties may subsequently agree most closely represents the parties' commercially reasonable and good faith efforts to arrive at an acceptable form, shall be an item subject to Buyer's disapproval, on or before the Review Contingency Date, pursuant to Section 3.3 of the Purchase Agreement. Such disapproval (or deemed approval) shall occur in the same fashion as any of the other Documents and Materials described in Section 3.1 (pursuant to Section 3.3).

     2. Legal Description. The legal description attached to this First Amendment as Exhibit "A" is hereby agreed to be the legal description of the Property, furnished by the Title Company, and each party shall insert a copy of such legal description in place of the blank Exhibit "A" attached to the executed Purchase Agreement.

     3. Defined Terms. All defined terms as used herein shall have the same meaning as set forth in the Purchase Agreement, unless the context clearly calls for a new or different meaning.

     4. No Modification. Except as expressly modified herein, the terms and provisions of the Purchase Agreement shall remain unmodified and in full force and effect.

     5. Protocol. This First Amendment is executed and delivered pursuant to the provisions of Section 11.4 of the Purchase
Agreement.

     IN WITNESS WHEREOF, the parties have executed this First
Amendment as of the date first above written.


SELLER:

PACIFIC LIFE INSURANCE COMPANY,
a California corporation

By:

Name:

Title:


By:

Name:

Title:

Dated: November ____, 1997
BUYER:

WALDEN RESIDENTIAL, INC.,
a Maryland corporation

By:

Name:

Title:


By:

Name:

Title:

Dated: November ___, 1997

                          Exhibit "A"

                       Legal Description

PARCEL ONE

Situated in Tarrant County, Texas, and BEING a tract of land situated in the M.A. BARNES SURVEY, Abstract No. 94, City of Bedford, Tarrant County, Texas and being the replat of Tract "D", BEDFORD MEADOWS ADDITION, an addition to the City of Bedford, as recorded in Volume 388-183, Page 16 of the Plat Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at an intersection of the East line of Central Drive (90 foot Right-of-Way), and the North line of Meadow Park Circle (60 foot Right-of-Way), said point being the Southwest corner of Tract "E-1" of the BEDFORD MEADOWS ADDITION - Phase III, an addition to the City of Bedford, Tarrant County, Texas as recorded in Volume 388-131, Page 95 of the Plat Records of Tarrant County, Texas;

THENCE, along said North line of Meadow Park Circle (60 foot Right-of-Way), an arc distance of 252.97 feet along a curve to the left having a central angle of 34 degrees 56'18", a radius of 414.85 feet and a tangent of 130.56 feet to it's point of tangency;

THENCE, N 87 degrees 51'51" E, along said North line of Meadow Park Circle a distance of 206.14 feet to a point, said point being the beginning of a curve to the right having a central angle of 05 degrees 57'34", a radius of 280.00 feet and a tangent of 14.59 feet;

THENCE, along said curve, an arc distance of 29.15 feet to a point, said point being the most Westerly corner of Tract "E" of the BEDFORD MEADOWS ADDITION - Phase III, as recorded in Volume 388-155,
Page 3 of the Plat Records of Tarrant County, Texas, and continuing along said curve to the right having a central angle of 101 degrees 55'16", a radius of 280.00 feet and a tangent of 345.28 feet;

THENCE, along the Northeasterly line of Meadow Park Circle, said line also being the most Southwesterly line of Tract "E" an arc distance of 498.08 to the POINT OF BEGINNING;

THENCE, South 74 degrees 15'28" East, along the South line of Tract "E" a distance of 316.00 feet to a point for a corner;

THENCE, North 15 degrees 44'32" East, a distance of 64.22 feet to a point for a corner;

THENCE, South 53 degrees 45'17" East, a distance of 42.21 feet to a point for a corner;

THENCE, North 88 degrees 18'11" East, a distance of 140.05 feet to a point for a corner;

THENCE, South 18 degrees 28'41" East, a distance of 122.76 feet to a point for a corner;


PARCEL ONE (CONT.)

THENCE, South 71 degrees 04'49" East, a distance of 134.37 feet to a point for a corner;

THENCE, South 48 degrees 26'31" West, a distance of 92.03 feet to a point for a corner;

THENCE, South 52 degrees 09'42" East, a distance of 113.52 feet to a point for a corner;

THENCE, South 09 degrees 06'55" West, a distance of 71.62 feet to a point for a corner;

THENCE, South 72 degrees 29'11" West, a distance of 334.75 feet to a point for a corner;

THENCE, South 15 degrees 40'03" West, a distance of 76.55 feet to a point for a corner;

THENCE, South 86 degrees 30'41" West, a distance of 309.08 feet to a point for a corner;

THENCE, North 31 degrees 12'06" West, a distance of 449.01 feet to a point for a corner, said point being on the East line of Meadow Park
Circle (60 foot right-of-way);

THENCE, North 58 degrees 47'54" East, a distance of 100.00 feet to the beginning of a curve to the left having a central angle of 43 degrees 03'22", a radius of 280.00 feet and a tangent of 110.45 feet;

THENCE, along said curve, an arc distance of 210.41 feet to the POINT OF BEGINNING and CONTAINING 349,090 Square Feet or 8.0140
Acres of Land, more or less.

PARCEL TWO

Situated in Tarrant County, Texas, and BEING a tract of land situated in the M.A. BARNES SURVEY, Abstract No. 94, and being the replat of Tract "E", BEDFORD MEADOWS ADDITION, an Addition to the City of Bedford, as recorded in Volume 388-155, Page 3 of the Plat Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at the intersection of the East line of Central Drive (90 foot right-of-way), and the North line of Meadow Park Circle (60 foot right-of-way), said point being the Southwest corner of Tract "E-1" of the BEDFORD MEADOWS ADDITION, Phase III, an Addition to the City of Bedford, Tarrant County, Texas as recorded in Volume 388-131, Page 95 of the Plat Records of Tarrant County, Texas;

THENCE, along said North line of Meadow Park Circle (60 foot right-of-way), an arc distance of 252.97 feet along a curve to the left, having a central angle of 34 degrees 56'18", a radius of 414.85 feet and a tangent of 130.56 feet to its point of tangency;

THENCE, North 87 degrees 51'51" East, along said North line of Meadow Park Circle a distance of 206.14 feet to a point, said point being the beginning of a curve to the right, having a central angle of 05 degrees 57'34", a radius of 280.00 feet and a tangent of 14.59 feet;

THENCE, along said curve, an arc distance of 29.15 to the POINT OF
BEGINNING;

THENCE, North 21 degrees 56'00" East, a distance of 423.61 feet to a point for a corner;

THENCE, South 63 degrees 14'00" East, a distance of 338.59 feet to a point for a corner;

THENCE, South 49 degrees 40'11" East, a distance of 115.67 feet to a point for a corner;

THENCE, South 45 degrees 34'47" East, a distance of 252.83 feet to a point for a corner;

THENCE, South 07 degrees 41'11" East, a distance of 218.02 feet to a point for a corner;

THENCE, South 77 degrees 15'07" West, a distance of 158.79 feet to a point for a corner;

THENCE, North 28 degrees 18'45" West, a distance of 49.65 feet to a point for a corner;

THENCE, South 50 degrees 27'45" West, a distance of 63.52 feet to a point for a corner;

THENCE, South 18 degrees 58'45" East, a distance of 127.00 feet to a point for a corner;

THENCE, South 15 degrees 44'32" West, a distance of 64.22 feet to a point for a corner;
PARCEL TWO (CONT.)

THENCE, North 74 degrees 15'28" West, a distance of 316.00 feet to a point, said point being on the East line of Meadow Park Circle (60 foot right-of-way) and being the beginning of a curve to the left having a central angle of 101 degrees 55'16", a radius of 280.00 feet and a tangent of 345.28 feet;

THENCE, along said curve, an arc distance of 498.08 feet to the POINT OF BEGINNING and CONTAINING 338,735 Square Feet or 7.776
Acres of Land, more or less.



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